UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2018

ICOX INNOVATIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4101 Redwood Ave., Building F, Los Angeles, CA 90066
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2018, our board of directors amended our 2017 Equity Incentive Plan in connection with our application to list our common stock on the TSX Venture Exchange.

The plan was amended to provide:

●	that a total of 4,174,904 shares of our common stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards;

●	that any shares underlying an award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, will become available for issuance under the plan;

●	that while our common stock is listed on the TSX Venture Exchange:

	○	a participant must either be a Director, Employee or Consultant (as defined by the policies of the TSX Venture Exchange) of our company or a subsidiary of our company at the time of grant of the awards, except as otherwise provided by the polices of the TSX Venture Exchange and, for awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSX Venture Exchange), we must ensure that the participant is a bona fide Employee, Consultant or Management Company Employee, as the case may be;

	○	except in relation to Consultant Companies (as defined by the policies of the TSX Venture Exchange), the awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an award;

	○	the aggregate number shares of our common stock subject to stock options granted, within a 12 month period, to a participant who is a Consultant (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a stock option is granted to the participant;

	○	aggregate number of shares of our common stock subject to stock options granted, within a 12 month period, to all participants (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) is limited to an amount equal to 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a stock option is granted to any participant, provided that such stock options must vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period;

	○	the exercise price of a stock option must be determined by the committee (currently our board of directors) and the exercise price must not be less than the price permitted by the TSX Venture Exchange or other regulatory body having jurisdiction and a minimum exercise price must not be established unless the stock options are allocated to particular persons and we must not grant stock options unless and until the stock options have been allocated to a particular person or persons;

	○	the exercise price of a stock option must be paid in cash; and

	●	stock options granted to participants engaged in Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) on behalf of our company must expire 30 days after such participants cease to perform such Investor Relations Activities for our company;

●	if shares of our common stock are listed on the TSX Venture Exchange, unless disinterested shareholder approval is obtained, under no circumstances will the plan, together with all of our other previously established and outstanding stock option or equity incentive plans or grants, result in:

	○	the aggregate number of shares of our common stock reserved for issuance under awards granted to insiders (as a group) at any point in time exceeding 10% of the issued and outstanding shares of our common stock (on a non-diluted basis);

	○	the grant to insiders (as a group), within a 12 month period, of stock options where an aggregate number of shares of our common stock subject to such stock options exceeds 10% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to any insider;

	○	the grant to insiders (as a group), within a 12 month period, of non-stock option awards where an aggregate number of shares of our common stock subject to such non-stock option awards exceeds 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a non-stock option award is granted to any insider;

	○	the aggregate number of shares of our common stock subject to awards granted to any one participant within a 12 month period exceeding 5% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to the participant;

	○	the aggregate number of shares of our common stock subject to non-stock option awards granted to any one participant within a 12 month period exceeding 1% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a non-stock option award is granted to the participant;

	○	the aggregate number of shares of our common stock subject to awards granted to any one participant who is a Consultant (as defined by the policies of the TSXV) within a 12 month period exceeding 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to the participant; or

	○	the aggregate number of shares of our common stock subject to awards granted to all participants (as a group) who are employed to perform Investor Relations Activities (as defined by the Policies of the TSXV) within a 12 month period exceeding 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to the participant; and

●	if the shares of our common stock are listed on the TSX Venture Exchange, we must obtain disinterested shareholder approval for any amendment to stock options held by insiders that would have the effect of decreasing the exercise price of the stock options.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2018, our board of directors amended and restated our bylaws in connection with our application to list our common stock on the TSX Venture Exchange. Among other things, our board of directors amended and restated bylaws to: (i) decrease the quorum requirement for stockholders’ meetings to stockholders holding at least 10% of the shares entitled to vote (previously the bylaws required a majority of the outstanding shares entitled to vote); (ii) change the votes required to be the act of stockholders to (A) the affirmative vote of a majority of the shares represented at a meeting of stockholders and entitled to vote on any matter (which shares voting affirmatively also constitute a majority of the required quorum), except for the election of directors and (B) for the election of directors, a majority of the votes cast with respect to the director at any meeting of the stockholders for the election of directors at which a quorum is present, except for certain limited circumstances (previously the bylaws required a majority vote of those shares present and voting at a duly organized meeting of stockholders); (iii) make the indemnification of a director, officer, employee or other agent of our company permissive (previously the bylaws required mandatory indemnification of any individual made a party to a proceeding because he is or was an officer, director, employee or agent of our company); (iv) remove the provisions relating to the stockholders’ rights to inspect corporate records (stockholders’ rights to inspect corporate records under the Nevada corporate law are not affected); and (v) for so long as our company is listed on a Canadian stock exchange and for a period of 90 days thereafter, provide similar protections to our stockholders as are found in Canadian corporate statutes, including a requirement for holding an annual stockholder meeting, a prohibition on the issuance of shares for consideration in the form of promissory notes or future services, a requirement that the shares of our common stock be issued for fair market value and a provision for recourse against our board of directors if shares of our common stock are issued for less than fair market value, a requirement that all directors and classes of directors have the same voting rights and a provision for stockholders’ right to dissent if, among other things, we amend our articles of incorporation or bylaws to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of any class of our company, sell, lease or exchange all or substantially all of our property or carry out a going-private transaction or a squeeze-out transaction.

Item 9.01	Financial Statements and Exhibits.

3.1	Amended and Restated Bylaws

10.1	2017 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOX INNOVATIONS INC.

/s/ Bruce Elliott
Bruce Elliott
President

November 23, 2018